EXHIBIT 32.2

CERTIFICATION FURNISHED PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and accompanies the Quarterly Report on Form 10-Q (the “Form 10-Q”) for the three months ended June 30, 2026 of Energy 11, L.P. (the “Partnership”). I, David S. McKenney, the Chief Financial Officer of the Partnership, certify that, based on my knowledge:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Partnership as of and for the periods covered in the Form 10-Q.

Date: August 12, 2026	By:	/s/ David S. McKenney
	Name:	David S. McKenney
	Title:	General Partner, Chief Financial Officer (Principal Financial and Accounting Officer)